                         PRO FORMA FINANCIAL INFORMATION

     The pro forma financial statements are based on the historical financial statements of Enterra, Total Energy Services Company ("TOTAL"), prior to its acquisition by Enterra on August 12, 1994, and Zapata Energy Industries ("Zapata Energy Industries"), giving effect, under the purchase method of accounting, to certain adjustments. The pro forma balance sheet was prepared as if the acquisitions occurred on June 30, 1995. The pro forma statements of operations were prepared as if the acquisitions had occurred as of January 1, 1994 and do not include any incremental revenues or the effect of any modifications in operations that might have occurred had Enterra owned and operated the businesses during the periods except as described below.

     The pro forma financial statements should be read in conjunction with the notes to the following pro forma financial statements and with the Consolidated Financial Statements of Enterra and TOTAL and the related notes thereto incorporated by reference herein and the Audited and Interim Combined Financial Statements of Zapata Energy Industries and the related notes thereto contained elsewhere in this Current Report on Form 8-K. The pro forma financial information has been prepared based upon assumptions deemed appropriate by management of Enterra. This information is not necessarily indicative of the actual results or financial condition that would have been achieved had the acquisitions occurred at these dates or of future results. Actual results of TOTAL's operations are included with Enterra's results after August 11, 1994 and actual results of Zapata Energy Industries will be included with Enterra's results only from the date on which the acquisition is consummated.

                        UNAUDITED PRO FORMA BALANCE SHEET

                                  JUNE 30, 1995

                                  (In thousands)


                                                           HISTORICAL                                PRO FORMA
                                              ---------------------------------         -------------------------------------
                                                                     ZAPATA
                                                                     ENERGY
                                                  ENTERRA          INDUSTRIES             ADJUSTMENTS(a)         ADJUSTED
                                              ---------------    --------------         -----------------     ---------------
ASSETS
Current assets:
   Cash and cash equivalents                    $     7,305        $     2,202           $       --             $     9,507
   Accounts receivable                              126,699             10,198                   --                 136,897
   Inventories                                      101,387             24,173                   --                 125,560
   Deferred tax and other current assets             23,065               --                     --                  23,065
                                                -----------        -----------           ------------           -----------
       Total current assets                         258,456             36,573                   --                 295,029


Property, plant and equipment                       543,355             67,307                 (7,810)              602,852
Less accumulated depreciation                       308,343              7,810                 (7,810)              308,343
                                                -----------        -----------           ------------           -----------
   Property, plant and equipment, net               235,012             59,497                   --                 294,509
Deferred charges and other assets                     6,159              1,493                   --                   7,652
Goodwill, net                                       178,265             18,523                 18,915               215,703
                                                -----------        -----------           ------------           -----------
                                                $   677,892        $   116,086           $     18,915           $   812,893
                                                -----------        -----------           ------------           -----------
                                                -----------        -----------           ------------           -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt            $     1,142        $    27,228           $    (27,228)          $     1,142
   Accounts payable                                  32,724              3,558                 (3,558)               32,724
   Other current liabilities                         57,502              4,743                 (4,743)               57,502
                                                -----------        -----------           ------------           -----------
       Total current liabilities                     91,368             35,529                (35,529)               91,368

Long-term debt                                      128,643                763                135,000               263,643
                                                                                                 (763)
Deferred income taxes                                12,198              1,591                 (1,591)               12,198
Other liabilities                                       470             52,902                (52,902)                  470
Minority interest                                     1,756               --                     --                   1,756


Stockholders' equity:
   Common stock                                      27,775                  3                     (3)               27,775
   Additional paid-in capital                       288,946             20,787                (20,787)              288,946
   Cumulative translation adjustment                 (8,529)              --                     --                  (8,529)
   Retained earnings                                135,265              4,510                 (4,510)              135,265
                                                -----------        -----------           ------------           -----------
       Total stockholders' equity                   443,457             25,300                (25,300)              443,457
                                                -----------        -----------           ------------           -----------
                                                $   677,892        $   116,085            $    18,915           $   812,892
                                                -----------        -----------           ------------           -----------
                                                -----------        -----------           ------------           -----------

                               ENTERRA CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1995

                      (In thousands, except per share data)



                                                           HISTORICAL                               PRO FORMA
                                              ---------------------------------         -------------------------------------
                                                                     ENERGY
                                                  ENTERRA          INDUSTRIES              ADJUSTMENTS           ADJUSTED
                                              ---------------    --------------         -----------------     ---------------
REVENUES                                        $   229,605        $    34,923            $      --              $  264,528


COSTS AND EXPENSES
   Costs of operations                              141,474             25,289                 (2,374) (c)          164,389
   Selling, general and administrative               49,017              3,840                 (1,960) (c)           50,897
   Depreciation and amortization                     24,242              2,916                    536  (d)           27,694
   Unusual charges                                   28,281               --                      --                 28,821
                                                 ----------         ----------             ----------            ----------
                                                    243,014             32,045                 (3,798)              271,261
                                                 ----------         ----------             ----------            ----------

OPERATING INCOME (LOSS)                             (13,409)             2,878                  3,798                (6,733)


Other income (expense)
   Interest income                                      390                156                     --                   546
   Interest and debt expense                         (4,647)            (1,650)                (2,974)(e)            (9,271)
   Other                                                871                474                     --                 1,345
                                                 ----------         ----------            -----------            ----------


Income (loss) before income taxes and minority
interests                                           (16,795)             1,858                    824               (14,113)

Income tax provision (benefit)                       (9,396)               820                    311(f)             (8,265)
                                                 ----------         ----------             ----------            ----------
Income (loss) before minority interests              (7,399)            (1,038)                   513                (5,848)

Minority interests in (income) loss of
 subsidiaries                                           311               --                     --                     311
                                                 ----------         ----------             ----------            ----------
NET INCOME (LOSS)                               $    (7,088)        $    1,038             $      513            $   (5,537)
                                                 ----------         ----------             ----------            ----------
                                                 ----------         ----------             ----------            ----------

Average shares outstanding                           27,755               --                     --                  27,755
                                                 ----------         ----------             ----------            ----------
                                                 ----------         ----------             ----------            ----------

NET INCOME (LOSS) PER SHARE                      $    (0.26)        $     --               $     --              $    (0.20)
                                                 ----------         ----------             ----------            ----------
                                                 ----------         ----------             ----------            ----------

Adjusted shares outstanding (k)                      23,437                                                          23,437
                                                 ----------                                                      ----------
                                                 ----------                                                      ----------
Adjusted net income (loss)
  per share (k)                                  $    (0.30)                                                     $    (0.24)
                                                 ----------                                                      ----------
                                                 ----------                                                      ----------


                               ENTERRA CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                DECEMBER 31, 1994

                      (In thousands, except per share data)


                                                  HISTORICAL             PRO FORMA             HISTORICAL          PRO FORMA
                                          -----------------------------------------------    -------------------------------------
                                                                                                ZAPATA
                                                                                                ENERGY
                                             ENTERRA      TOTAL      ADJUSTMENTS ADJUSTED     INDUSTRIES   ADJUSTMENTS   ADJUSTED
                                          ------------  ---------    ----------- --------    ------------- ----------- -----------
                                                        January 1
                                          Year Ended       to                                Eleven Months
                                          December 31,  August 11,                               Ended
                                             1994          1994                              September 30,
                                                                                                 1994
                                          ------------  ----------   ----------- ---------   ------------- ----------- -----------



REVENUES                                    $ 302,243   $  146,390        --     $ 448,633      $ 72,522    $ 6,014 (b)  $ 527,169

COSTS AND EXPENSES
  Costs of operations                         179,629      100,089                 279,718        52,768      5,080 (b)    332,818
                                                                                                             (4,748)(c)
  Selling, general and admin.                  69,055       27,763     (1,910)(g)   94,908         6,917        390 (b)     98,295
                                                                                                             (3,920)(c)

  Depreciation and amortization                33,104        7,833      3,114 (h)   44,051         4,867        490 (b)     50,480
                                                                                                              1,072 (d)

                                            ---------   ----------     ------     --------      --------    -------      ---------
                                              281,788      135,685      1,204      418,677        64,552      1,636        481,593
                                            ---------   ----------     ------     --------      --------    -------      ---------
OPERATING INCOME (LOSS)                        20,455       10,705     (1,204)      29,956         7,970      7,650         45,576



Other income (expense)
  Interest income                               1,019          303        --         1,322           --         --           1,322
  Interest and debt expense                    (3,066)      (2,841)        77 (i)   (5,830)       (3,124)    (4,058)(e)    (13,012)


  Other                                           246         (517)       --          (271)          --         221            (50)
                                            ---------   ----------     ------     --------      --------    -------      ---------


Income before income taxes and
minority interests                             18,654        7,650     (1,127)      25,177         4,846      3,813         33,836


Income tax provision (benefit)                  6,256        2,586        331 (j)    9,173         2,049      1,408 (f)     12,630


                                            ---------   ----------     ------     --------      --------    -------      ---------
Income before minority interests               12,398        5,064     (1,458)      16,004         2,797      2,405         21,206

Minority interests                                119          123        --           242           --         --             242
                                            ---------   ----------     ------     --------      --------    -------      ---------
NET INCOME (LOSS)                           $  12,517   $    5,187    $(1,458)    $ 16,246      $  2,797    $ 2,405      $  21,448
                                            ---------   ----------     ------     --------      --------    -------      ---------
Average shares outstanding                     20,832          --       6,904       27,736           --         --          27,736
                                            ---------   ----------     ------     --------      --------    -------      ---------
                                            ---------   ----------     ------     --------      --------    -------      ---------

NET INCOME (LOSS) PER SHARE                 $    0.60   $      --      $  --      $   0.59                               $    0.77
                                            ---------   ----------     ------     --------      --------    -------      ---------
                                            ---------   ----------     ------     --------      --------    -------      ---------

Adjusted shares outstanding(k)                 17,603                   5,834       23,437                                  23,437
                                            ---------   ----------     ------     --------      --------    -------      ---------
                                            ---------   ----------     ------     --------      --------    -------      ---------
Adjusted net income (loss)
  per share(k)                              $    0.71                             $   0.69                               $    0.92
                                            ---------   ----------     ------     --------      --------    -------      ---------
                                            ---------   ----------     ------     --------      --------    -------      ---------


(a) Assumes Enterra will purchase the assets only of Zapata Energy Industries in a taxable transaction for cash of $130 million and will incur transaction costs of $5 million. All necessary funds are assumed borrowed pursuant to an increase in Enterra's current revolving line of credit.
     Due to the recent acquisition of these assets by Zapata Energy Industries' parent and the write-up to fair market value at that time, no further write-up is expected. Consequently, the transaction assumes goodwill will be recorded in the amount of $37,438 ($18,915 more than reflected on Zapata Energy Industries financials) and such will be amortized over 40 years.

(b) To reflect the results of operations for Zapata Energy Industries for the month of October 1993, a period prior to its ownership by Zapata.

(c) Reflects the elimination of salaries, benefits and related costs as well as other facilities and overhead costs that are expected as a result of the overlapping operations of Zapata Energy Industries and Enterra's compression business.

(d) Reflects an increase in depreciation due to an adjustment to conform to the shorter life assigned to rental assets by Enterra's compression business and an increase in goodwill amortization expense due to the increase in goodwill created by the acquisition of Zapata Energy Industries.

(e) Reflects increased interest expense caused by the borrowing of $135 million in connection with the acquisition of Zapata Energy Industries.

(f) Reflects an adjustment to income tax expense for the incremental pretax income that results from the acquisition of Zapata Energy Industries and the adjustments reflected above.

(g) Reflects the elimination of salaries, benefits and related costs incurred during 1994 of the TOTAL corporate staff and other administrative personnel who were not retained by the combined entity as a result of overlapping positions.

(h) Reflects increased depreciation expense due to the write-up of fixed assets depreciated over the estimated ten year life and increased amortization related to goodwill amortized over 40 years, related to the TOTAL acquisition.

(i) Reflects a net decrease in interest expense that would have resulted from Enterra's more favorable borrowing rates, offset in part by increased borrowings, from the TOTAL acquisition.

(j) Reflects an adjustment to tax expense for the above TOTAL adjustments and to reflect Enterra's incremental tax rate.

(k) Adjusted shares outstanding and adjusted net income (loss) per share reflect the conversion of Enterra's actual common shares outstanding to the pro forma common shares of Weatherford International Incorporated ("Weatherford") (0.845 shares of Weatherford for each Enterra share after giving effect to a one-for-two reverse stock split to be effected by Weatherford at the effective time of the merger) that will be received by Enterra stockholders assuming the merger of Enterra and Weatherford is approved as proposed in the Joint Proxy Statement/Prospectus of Enterra and Weatherford. This information is provided herein solely for comparative purposes to information provided in the Joint Proxy Statement/Prospectus.